SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): October 16, 2003



                                Ault Incorporated
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


       Minnesota                    0-12611               41-0842932
----------------------------     ------------          ---------------
(State or other jurisdiction     (Commission           (I.R.S. Employer
   of incorporation)             File Number)         Identification No.)



7105 Northland Terrace
Minneapolis, MN  55428-1028                               55428
--------------------------------------           --------------------------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (763) 592-1900

Item 12. Results of Operations and Financial Conditions

On October 15, 2003, the Company issued a press release setting forth Ault's first quarter 2004 financial results. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference in this Item 12.

Exhibit Index

   99.1   Press release reporting first quarter 2004 financial results.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                AULT INCORPORATED

                                                By:  /s/ Donald L. Henry
                                                   -----------------------------
                                                Donald L. Henry
                                                Chief Financial Officer


Dated:   October 16, 2003